Income Taxes (Details 2) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Income tax expense differed from the amounts computed by applying the U.S. Federal income tax rate
Expected income tax expense at Federal tax rate	$ 1,966	$ 1,353
State tax expense, net of federal benefit	114
Increase (decrease) resulting from:
Effect of tax exempt income (net)	(626)	(617)
Other, net	42
Total	$ 1,496	$ 736
Effective tax rate	25.87%	18.50%